UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2008

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers

On December 23, 2008, the Amended and Restated Management Service Contract between Magyar Telecom B.V. (“Matel”) and Vision 10 Limited, dated April 27, 2007, with respect to the management services provided to Hungarian Telephone and Cable Corp. (the “Company”) by the Company’s Chief Executive Officer, Martin Lea (the “CEO Service Agreement”) was amended. In particular, the provisions relating to a special one-time lump sum bonus payment in the event of a sale of the Company or a sale of all or substantially all of its assets (a “Trigger Event”) have been amended as summarized below. If a Trigger Event occurs and the per share consideration, determined on a fully diluted basis, to be received by the holders of the shares of the Company’s Common Stock (the “Per Share Consideration”) is at least $14.69, the Company shall be required to pay a bonus under the CEO Service Agreement (the “Trigger Event Bonus”). The Trigger Event Bonus shall be calculated as follows: (a) 39.47% of $4 million (that is, $1,578,800), plus (b) 39.47% of 10% of the increase in the equity value of the Company implied by the increase in the Per Share Consideration over $14.69, but not less than zero, plus (c) 39.47% of $3,200,000 if the Per Share Consideration equals or exceeds $17, plus (d) 39.47% of $2,200,000 if the Per Share Consideration equals or exceeds $18. For this purpose, the implied increase in the equity value is determined by multiplying the Per Share Consideration by the total number of shares of the Company’s Common Stock outstanding, on a fully-diluted basis, on the date of the Trigger Event, and subtracting from the result the amount calculated by multiplying $14.69 by the total number of shares of the Company’s Common Stock outstanding, on a fully-diluted basis, on April 27, 2007. If the Company achieves at least the minimum target equity value for the Company’s common stockholders upon the occurrence of a Trigger Event, the Company will be obligated to pay a minimum bonus of $1,578,800.

The amendment to the CEO Service Agreement further states that, in the event of a transaction or series of transactions resulting in the sale by the Company and/or its subsidiaries of a material portion of their collective assets or business that does not constitute a Trigger Event, the Company shall be required to pay a bonus in an amount equal to the Trigger Event Bonus that would be payable if the Per Share Consideration was $17 if (i) the Company terminates the CEO Service Agreement because it considers it no longer necessary or desirable or (ii) Vision 10 Limited terminates the CEO Service Agreement because the Company has not offered to Vision 10 Limited an equivalent position. The Company does not expect that such termination will occur because the services of the CEO are expected to continue to be necessary and desirable following a sale of a material portion of the collective assets or business of the Company and its subsidiaries.

The CEO Service Agreement has also been amended to provide for a special one-time lump sum bonus in the amount of €250,000, conditioned upon, and paid following the successful completion of a refinancing of the Company’s obligations under the bridge loan agreement with Merrill Lynch and BNP Paribas, dated March 3, 2008.

On December 23, 2008, the Amended and Restated Management Service Contract between Matel and Rob Investments Limited, dated April 27, 2007, with respect to the management services provided by the Company’s Chief Financial Officer, Robert Bowker (the “CFO Service Agreement”) was amended.

The Trigger Event Bonus with respect to the services of Mr. Bowker shall be calculated as follows: (a) 24.27% of $4 million (that is $970,800), plus (b) 24.27% of 10% of the increase in the equity value of the Company implied by the increase in the Per Share Consideration over $14.69, but not less than zero, plus (c) 24.27% of $3,200,000 if the Per Share Consideration equals or exceeds $17, plus (d) 24.27% of $2,200,000 if the Per Share Consideration equals or exceeds $18. For this purpose, the implied increase in equity value shall be determined in the same manner as under the CEO Service Agreement. If the Company achieves at the least the minimum target equity value for the Company’s common stockholders upon the occurrence of a Trigger Event, the Company will be obligated to pay a minimum bonus of $970,800.

The amendment to the CFO Service Agreement further states that, in the event of a transaction or series of transactions resulting in the sale by the Company and/or its subsidiaries of a material portion of their collective assets or business that does not constitute a Trigger Event, the Company shall be required to pay a bonus in an amount equal to the Trigger Event Bonus that would be payable if the Per Share Consideration was $17 if (i) the Company terminates the CFO Service Agreement because it considers it no longer necessary or desirable or (ii) Rob Investments Limited terminates the CFO Service Agreement because the Company has not offered to Rob Investments Limited an equivalent position. The Company does not expect that such termination will occur because the services of the CFO are expected to continue to be necessary and desirable following a sale of a material portion of the collective assets or business of the Company and its subsidiaries.

The CFO Service Agreement has also been amended to provide for a special one-time lump sum bonus in the amount of €250,000, conditioned upon, and paid following the successful completion of a refinancing of the Company’s obligations under our bridge loan agreement with Merrill Lynch and BNP Paribas, dated March 3, 2008.

The descriptions contained in this Form 8-K are qualified in their entirety by the amendment to the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Vision 10 Limited, which amendment was completed on December 23, 2008, and the amendment to the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Rob Investments Limited, which amendment was completed on December 23, 2008. Forms of both amendments are attached as exhibits hereto and deemed to be incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Amendment Letter amending the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Vision 10 Limited

10.2	Form of Amendment Letter amending the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Rob Investments Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: December 30, 2008	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
10.1	Form of Amendment Letter amending the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Vision 10 Limited

10.2	Form of Amendment Letter amending the Amended and Restated Management Service Contract between Magyar Telecom B.V. and Rob Investments Limited

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